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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     November 10, 2004
                                                 -------------------------------

                                BRIGHTPOINT, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

       0-23494                                           35-1778566
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(Commission File Number)                      (IRS Employer Identification No.)


501 Airtech Parkway, Plainfield, Indiana                  46168
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(Address of Principal Executive Offices)                (Zip Code)

                                 (317) 707-2355
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 10, 2004, Brightpoint Australia Pty Ltd ("Brightpoint Australia"), a wholly-owned subsidiary of Brightpoint, Inc., an Indiana corporation ("Registrant") received an executed copy of a lease ("Lease") with Perpetual Trustee Company Limited ("Perpetual") pursuant to which Brightpoint Australia will lease office and warehouse space (the "Premises") located in Belrose, Australia from Perpetual. The Lease term commenced on November 1, 2004 and will continue for five years, with an option to renew. The initial monthly rent under the Lease is A$54,576.64 per month subject to annual increases of 3.5%. In accordance with the Lease, Brightpoint Australia delivered a bank guarantee to Perpetual in the amount of A$420,545, which must be maintained at the equivalent of six months rent, guaranteeing its performance under the lease. Brightpoint Australia also must put insurance in place, including workers compensation and employee protection insurance and A$20 million in public risk insurance. The Lease is subject to Brightpoint Australia obtaining a development consent for its use of the Premises.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

See Item 1.01 described above and incorporated herein.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        BRIGHTPOINT, Inc.
                                        (Registrant)

                                        By: /s/ STEVEN E. FIVEL
                                            -----------------------------------
                                            Steven E. Fivel
                                            Executive Vice President and
                                            General Counsel

Date:  November 12, 2004